UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 4, 2000

                          VALLEY FINANCIAL CORPORATION

      VIRGINIA                      33-77568               54-1702380

(State of Incorporation)         (Commission              (I.R.S. Employer
                                  File Number)        Identification Number)


                             36 Church Avenue, S.W.
                             Roanoke, Virginia 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)

Item 5. Other Events.

     Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on July 27, 2000 its financial results for the period ended June 30, 2000. The financial results are detailed in the Company's Press Release dated July 27, 2000 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

     The Company's common stock is traded over the counter under the symbol
VYFC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VALLEY FINANCIAL CORPORATION



Date: August 4, 2000                     /s/ A. Wayne  Lewis
                                        ------------------------------------
                                        A. Wayne Lewis, Executive Vice President








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

FOR RELEASE 5:00 p.m. July 27, 2000
-----------------------------------

VALLEY FINANCIAL CORPORATION                      EXHIBIT A
                                                  ---------
36 Church Avenue, S.W.
Roanoke, Virginia 24011

For Further Information Contact:

Ellis L. Gutshall, President and Chief Executive Officer
A. Wayne Lewis, Executive Vice President and Chief Operating Officer
(540) 342-2265


             VALLEY FINANCIAL CORPORATION ANNOUNCES RECORD EARNINGS

ROANOKE, VIRGINIA. July 27, 2000 -- Roanoke-based Valley Financial Corporation announced today its consolidated financial results. For the three months ended June 30, 2000 Valley Financial reported net income of $360,000 or $.36 per share compared with $213,000 or $.21 per share for the same three months of 1999, a 69% increase. The Company's return on average total assets was 1.00% for 2000's second quarter, and its return on average shareholders' equity was 13.71%. These profitability ratios represent significant increases from the 0.73% and 9.18%, respectively, reported for the three months ended June 30, 1999.

At June 30, 2000 the Company's total assets were $151,953,000, total deposits were $121,507,000, total loans stood at $106,934,000 and total shareholders' equity was $10,717,000 (exclusive of unrealized gains/losses on investment securities). Compared with June 30, 1999 the Company experienced increases of $29,358,000 or 24% in total assets, $23,331,000 or 24% in total deposits and $23,250,000 or 28% in total loans over the twelve-month period. With total capital at June 30, 2000 representing 12.1% of risk-adjusted total assets, the Company exceeds the regulatory minimums to be considered "well capitalized."

                                    - MORE -





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


Press Release
Valley Financial Corporation
July 27, 2000
Page 2

Earnings for the first half of 2000 showed significant growth as well. Net income was $684,000 or basic earnings per share of $.68 compared with $414,000 or $.41 per share for the same period in 1999, a 65% increase. Return on average total assets was 0.97% in 2000's first six months versus 0.74% in 1999, and return on average total equity was 13.22% in 2000 against 9.07% in 1999.

Valley Financial Corporation is the holding company for Valley Bank, which opened for business May 15, 1995 and engages in a general commercial and retail banking business in the Roanoke Valley, emphasizing the needs of small businesses, professional concerns and individuals. Valley Bank operates from four full-service offices at 36 Church Avenue, SW and 2203 Crystal Spring Avenue, SW in Roanoke City, 4467 Starkey Road, SW in Roanoke County and 8 East Main Street in the City of Salem.

Valley Bank recently entered into a contract with First Union National Bank to acquire First Union's existing branch office location at 1518 Hershberger Road, NW in the City of Roanoke. Valley Bank expects to complete the purchase in late summer and reopen the facility under the Valley Bank name in early 2001.

The Common Stock of Valley Financial Corporation is traded over the counter under the symbol VYFC, and is quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities Dealers.


                                     - END -


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
                          VALLEY FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                 June 30               December 31                   June 30
                                                                   2000                    1999                        1999
                                                               ----------             --------------               -----------
                                                                               (in thousands, except share data)
Assets
Cash and due from banks                                            $5,147                   $4,027                     $3,243
Money market investments                                            1,384                    6,105                         82
Securities available-for-sale                                      34,910                   31,964                     32,152

Loans                                                             106,934                   91,390                     83,684
     Less allowance for loan losses and unearned fees              (1,106)                    (942)                      (869)
                                                                   -------                    -----                     -----
                   Total net loans                                105,828                   90,448                     82,815

Premises and equipment                                              2,559                    2,629                      2,593
Other assets                                                        2,125                    1,983                      1,710
                                                                   ------                   ------                      -----
                   Total assets                                  $151,953                 $137,156                   $122,595
                                                                =========                =========                   ========

Liabilities and Shareholders' Equity
Non-interest bearing demand deposits                              $19,382                  $14,328                    $12,832
Interest bearing demand, savings & money maket deposits            30,689                   32,958                     31,632
Time deposits greater than $100,000                                14,157                   12,974                     10,484
Other deposits                                                     57,279                   55,217                     43,228
                                                                  -------                  -------                     ------
                   Total deposits                                 121,507                  115,477                     98,176

Short term borrowings                                               3,000                        0                      4,597
Securities sold under agreements to repurchase                      4,167                      992                          0
Subordinated Capital Note                                           2,300                        0                          0
Federal Home Loan Bank advances                                    10,000                   10,000                     10,000
Other liabilities                                                   1,245                    1,632                        961
                                                                   ------                   ------                      -----
                   Total liabilities                              142,219                  128,101                    113,734
                                                                  -------                 --------                    -------

Preferred stock, no par value.  Authorized 10,000,000
     shares; none issued and outstanding
Common stock, no par value. Authorized 10,000,000 shares;
     issued and outstanding 1,013,207 at June 30, 2000,
    1,013,207 at December 31, 1999 and 1,013,207
    at June 30, 1999                                                9,099                    9,099                      9,099
Accumulated retained earnings                                       1,618                      934                        306
Accumulated other comprehensive loss                                 (983)                    (978)                      (544)
                                                                     -----                    -----                     ------
                   Total shareholders' equity                       9,734                    9,055                      8,861
                                                                   ------                    ------                     ------

                   Total liabilities and shareholders' equity    $151,953                 $137,156                   $122,595
                                                                =========                 =========                  ========

Balance Sheet Ratios:
Nonperforming loans/total loans                                     0.38%                   0.10%                       0.27%
Loans past due > 90 days/total loans                                0.00%                   0.00%                       0.00%
Allowance for loan losses/loans, net                                1.01%                   1.01%                       1.01%
Book value per share, exclusive of accumulated other               $10.58                   $9.90                       $9.28
comprehensive loss





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





                          VALLEY FINANCIAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)


                                                                     Three Months                                 Six Months
                                                                        Ended                                       Ended
                                                                       June 30                                     June 30
                                                         --------------------------------------------------------------------------
                                                            2000                  1999                2000              1999
                                                         ----------            ---------             -------           -------
                                                                          (in thousands, except per share data)

Interest Income                                          $2,888                 $2,097              $5,505               $4,022
Interest Expense                                          1,494                  1,064               2,810                2,022
                                                          -----                  -----               -----                -----
                   Net interest income                    1,394                  1,033               2,695                2,000

Provision for loan losses                                    99                     54                 163                  127
                                                             --                     --                 ---                  ---
Net interest income after provision for loan losses       1,295                    979               2,532                1,873

Noninterest income                                          111                     72                 195                  146
Noninterest Expense                                         901                    763               1,773                1,458
                                                            ---                    ---               -----                -----

Net income before taxes                                    $505                   $288                $954                 $561
                                                           ----                   ----                ----                 ----

Provision for income taxes                                 $145                    $75                $270                 $147
                                                           ----                    ---                ----                 ----

Net income                                                 $360                   $213                $684                 $414
                                                           ====                   ====                ====                 ====

Net income per share                                      $0.36                  $0.21               $0.68                $0.41
                                                          =====                  =====               =====                =====

Performance Ratios:

Return on average total assets                            1.00%                  0.73%               0.97%                0.74%
Return on average total shareholders' equity             13.71%                  9.18%              13.22%                9.07%
Yield on average earning assets (TEY)                     8.45%                  7.72%               8.30%                7.77%
Cost of funds                                             4.47%                  3.98%               4.33%                4.00%
Net interest margin                                       4.16%                  3.88%               4.14%                3.94%
Overhead efficiency ratio                                57.94%                 66.52%              59.26%               65.47%




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